The UBS Funds

Summary Prospectus Supplement | July 8, 2021

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to UBS Global Allocation Fund, a series of The UBS Funds, as follows:

Effective June 23, 2021, Paul Lang no longer serves as a portfolio manager for UBS Global Allocation Fund, and Evan Brown is added as a portfolio manager to UBS Global Allocation Fund.

Therefore, the bullets under the heading "UBS Global Allocation Fund" and the sub-heading "Portfolio managers" are deleted in their entirety and replaced with the following:

•  Nicole Goldberger, portfolio manager of the Fund since 2020.

•  Gian Plebani, portfolio manager of the Fund since 2017.

•  Evan Brown, portfolio manager of the Fund since June 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1110